UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 13, 2006

                           SIBERIAN ENERGY GROUP INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                Nevada                333-118902           52-2207080
     ---------------------------     -----------      -------------------
     (State or other jurisdiction    (Commission        (IRS Employer
         of incorporation)           File Number)     Identification No.)

                 275 Madison Ave, 6th Floor, New York, NY 10016
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 828-3011
                         -------------------------------
                          Registrant's telephone number

         --------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

 On December 13, 2006, Siberian Energy Group, Inc. ("we," "us," "our," and the "Company") entered into an Interest Purchase Agreement (the "Purchase Agreement") with Key Brokerage LLC ("Key Brokerage"), pursuant to which we purchased 100% of the stock of Kondaneftegaz LLC ("Kondaneftegaz"), a Russian limited liability company, which was created in 2004 for the purpose of oil and gas exploration in the Khanty-Mansiysk district of Western Siberia, Russia. In addition to acquiring 100% of the stock of Kondaneftegaz, we are receiving the geological information package on the Karabashki zone of Khanty-Mansiysk Autonomous district (Tuymen region of Russian Federation) ("Geological Data"). The Geological Data to be transferred is listed in Appendix 1 to this Agreement. The Geological Data is included in the total purchase price discussed below.

Kondaneftegaz has previously applied for an exploration and production license on the Krasnoleninski parcel in the Khanty-Mansiysk district of Russia, which will be auctioned off during the first or second quarters of 2007. Kondaneftegaz has also applied for exploration and production licenses on nine other parcels in Western Siberia, Russia.

The Purchase Agreement consummated the transactions contemplated by the Option Agreement (the "Option") which we entered into with Key Brokerage in September 2006. In consideration for agreeing to the Option, we granted Key Brokerage 250,000 warrants to purchase shares of our common stock at an exercise price of $2.20 per share, exercisable for up to two (2) years from the date of the Option Agreement (the "Warrants") in September 2006.

In connection with the purchase of Kondaneftegaz, we received certain geological information, including well logs, surveys and structural maps regarding the Karsnoleninski claim.

In consideration for the transfer of 100% of the stock of Kondaneftegaz, we agreed to issue Key Brokerage an aggregate of 1,900,000 restricted shares of our common stock.

The closing date of the Purchase Agreement is antcipated to occur on or around December 31, 2006.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

In connection with our entry into the Purchase Agreement with Key Brokerage (as described above) we agreed to issue Key Brokerage 1,900,000 shares of our restricted common stock. We claim an exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 since the foregoing issuance of shares did not involve a public offering, the recipient took the shares for investment and we took steps to restrict the transfer of the shares. No underwriters or agents were involved in the foregoing grant and no underwriting discounts or commissions were paid by us.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

        To be filed by amendment to this Form  8-K.

(b)  Pro Forma financial information.

        To be filed by amendment to this Form 8-K.

Exhibit Number       Description
--------------       -----------------

10.1*                Interest Purchase Agreement with Key Brokerage

* Filed herewith


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SIBERIAN ENERGY GROUP, INC.

                                         By: /s/ David Zaikin
                                         -------------------------
                                         David Zaikin,
                                         Chief Executive Officer

Dated: December 21, 2006

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